UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

Strategic Distribution, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-5228	22-1849240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania	19007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    215-633-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to correct an inadvertent error in the first table of Item 5.02 of the Current Report filed by Strategic Distribution, Inc. on December 28, 2006, in which the “Retention Bonus” for “Other employees” was incorrectly stated as being $722,400, rather than $409,467.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Retention Bonus Plan and Severance Arrangements.  On December 20, 2006, the Board of Directors of Strategic Distribution, Inc. (the “Company”) adopted a retention bonus plan with respect to certain of its employees and executive officers.  The bonuses would be paid (i) 50% upon the closing of a transaction that results in a change of control of the Company (a “Transaction”) and (ii) 50% upon the first to occur of (A) termination of employment following (or upon) a Transaction and (B) six months following the date upon which the Transaction is effective.  Notwithstanding the foregoing, if no Transaction occurs, the entire retention bonus would be paid on June 30, 2007.

In addition, on December 20, 2006, the Board of Directors of the Company approved severance arrangements for certain of its employees and executive officers upon termination of employment following a change of control.

The following table sets forth the retention bonuses and severance arrangements that were approved by the Company’s Board of Directors on December 20, 2006.

	Retention Bonus(1)			Severance
Donald C. Woodring	$300,000	—	$450,000	12 mos salary without cause (2)
Philip D. Flynt	$175,000	—	$262,500	9 mos salary without cause
Daniel J. Kearney	$175,000	—	$262,500	12 mos salary without cause
Other employees	$409,467
Total	$1,059,467	—	$1,384,467

(1)                                 The amount of bonus for each of Messrs. Woodring, Flynt and Kearney, but not for the other employees, will be determined based upon the value of a Transaction.

(2)                                  Mr. Woodring may exercise this right immediately upon a change of control.

Performance Bonus Payments.  On December 20, 2006, the Board of Directors of the Company approved the payment of one-half of the 2006 targeted bonus amount for the following officers during December 2006.

2006 Targeted Bonus Amount(1)
Donald C. Woodring	$171,000
Philip D. Flynt	$58,500
Daniel J. Kearney	$60,000

(1)             One-half of this amount was paid in December 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Distribution, Inc.

Date: January 9, 2007	By:	/s/ Donald C. Woodring
Donald C. Woodring
President & Chief Executive Officer